BLACKROCK FUNDSSM

BlackRock Advantage Small Cap Growth Fund

(the “Fund” or “Advantage Small Cap Growth”)

Supplement dated March 28, 2017 to the Summary Prospectuses and the Prospectuses of the Fund,

each dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Advantage Small Cap Growth Fund — Portfolio Manager” or “Fund Overview — Key Facts About BlackRock Advantage Small Cap Growth Fund — Portfolio Manager,” as applicable, is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Raffaele Savi	2017	Managing Director of BlackRock, Inc.
Travis Cooke, CFA	2013	Managing Director of BlackRock, Inc.
Richard Mathieson	2017	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Advantage Small Cap Growth — About the Portfolio Manager of Advantage Small Cap Growth” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF ADVANTAGE SMALL CAP GROWTH

The Fund is managed by a team of financial professionals. Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — Advantage Small Cap Growth” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2009; Managing Director at Barclays Global Investors (“BGI”) from 2007 to 2009; Principal at BGI from 2006 to 2007.
Travis Cooke, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of BGI from 2002 to 2009.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Richard Mathieson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at BGI from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at BGI from 2005 to 2007; Associate of BGI from 2001 to 2005.

Shareholders should retain this Supplement for future reference.

ALLPR-ADVSCG-0317SUP

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